Income Taxes - Summary of Income Tax Expense (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Current taxes expense
Current period	$ (45,561)	$ (8,892)	$ (14,032)
Adjustment for prior period	626	2,397	162
Current taxes expense, total	(44,935)	(6,495)	(13,870)
Deferred taxes expenses
Origination and reversal of temporary differences	4,759	(3,991)	37,587
Total income tax expense	$ (40,176)	$ (10,486)	$ 23,717